EXHIBIT 4
                                 [FACE OF CERTIFICATE]



$2.50 CUMULATIVE CONVERTIBLE  NATIONSBANK CORPORATION $2.50 CUMULATIVE
CONVERTIBLE PREFERRED STOCK, SERIES BB                PREFERRED STOCK, SERIES BB

         NUMBER                                           SHARES

         PBB


         INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

                                                          CUSIP 638585 80 2
                                            SEE REVERSE FOR CERTAIN DEFINITIONS



This Certifies that


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $2.50 CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES BB OF

NationsBank Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:



  SECRETARY                [SEAL]                       CHIEF EXECUTIVE OFFICER

countersigned and registered:
         Chasemellon Shareholder Services, L.L.C.
                       Transfer Agent and Registrar
by

                           Authorized Signature

                            [REVERSE OF CERTIFICATE]

                             NATIONSBANK CORPORATION

     NATIONSBANK CORPORATION'S AUTHORIZED CAPITAL STOCK INCLUDES COMMON STOCK AND ADDITIONAL SERIES OF PREFERRED STOCK WHICH, WHEN ISSUED, MAY HAVE CERTAIN PREFERENCES OR SPECIAL RIGHTS IN THE PAYMENT OF DIVIDENDS, IN VOTING, UPON LIQUIDATION, OR OTHERWISE. THE CORPORATION WILL, UPON REQUEST, FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING AS TO EACH CLASS OR SERIES OF SUCH COMMON AND PREFERRED STOCK AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTIONS OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.


     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM      --       as tenants in common               UNIF GIFT MIN ACT --  _______Custodian __________
     TEN ENT      --       as tenants by the entireties                              (Cust)            (Minor)
     JT TEN       --       as joint tenants with right of                            under Uniform Gifts to Minor
                           survivorship and not as tenants                           Act ______________________
                           in common                                                              (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------------------------------------

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            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
SIGNATURE

                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEE:
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.